Exhibit 99.1

                            BMII / INOV CONSULTING AGREEMENT

THIS AGREEMENT is made this 15th day of May 2003, between Blagman
Media International Inc. / Innovation Holdings (the "Company"), having its principal place of business at 1901 Avenue of the Stars, Suite 1701, Los Angeles, CA 90067 and Catalyst Capital LLC, a Nevada Limited Liability Company, having its principal place of business at 4001 S. Decatur Blvd., #37-560, Las Vegas, NV 89103 (the "Consultant").

WHEREAS, the Company is a publicly held company; and

WHEREAS, the Consultant has knowledge which may benefit the Company;
and

WHEREAS, the Company desires to retain the Consultant to provide consulting services; and

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.  Duties and Involvement

The Company hereby engages Consultant to perform general management consulting services to the Company on a part time basis.
Consultant acknowledges that it is not an officer, director, or agent of the Company, that it is not and will not be responsible for any management decisions on behalf of the Company and that it may not commit the Company to any action. Consultant represents that it does not have, through stock ownership or otherwise, the power to control the Company or to exercise any dominating influence over its management.

Consultant will set a new, improved and functional course for the company.

Consultant will report all findings to the Board of Directors of BMII with recommendations and guidelines as to the proper programs to "fix" the issues that now plague and or hinder BMII.

Consultant shall have full disclosure of any information held within BMII.

Term.

This Agreement shall continue from the date of this Agreement for a eight month term. Either party may terminate this agreement by giving the other party 30 day written notice. In the event of termination by the Company, other than for willful misconduct by Consultant, the fees disclosed in Section 3 of this agreement shall not be refunded and considered earned in full by the Consultant as of the date of this Agreement.

Fees.

The Consultant shall be paid up to $250,000 at the discretion of INOV, which shall be issued to Ms. LeAnna Sidhu offering not less then $100,000 in immediate compensation (as approved and according to SEC guidelines). Such shares shall be deliverable immediately. Consultant and Catalyst Capital shall be paid based on performance in assisting The Company. Shares when issued, whether now or in the past to consultant or its managers shall be deemed fully earned.

Other Provisions

a. The parties to this Agreement have each had the opportunity to seek and rely upon the advice of counsel in the negotiation and execution of this Agreement. The parties acknowledge that no tax advice has been offered or given by either party in the course of these negotiations, and each party is relying on the advice of its own tax consultant with regard to any tax consequences which may arise as a result of the execution of this Agreement. Each party shall make all filings with and reports to applicable state and federal taxing authorities in accordance with the advice of their respective tax advisors. No representation or warranty, express or implied, has been made by any party or its counsel with respect to the tax consequences of this Agreement.

b. The parties to this Agreement agree to keep the contents hereof confidential and not to disclose any of its provisions to anyone except to their respective authorized agents, attorneys and accountants. If testimony of a party is compelled by a court of competent jurisdiction with respect to the provisions of this Agreement, such party shall immediately give written notice to all other parties who may enter an appearance in such court to seek appropriate injunctive relief. In the event of any unauthorized disclosure of the contents of this Agreement, except as herein provided, the non-breaching parties shall have all rights and remedies available at law and at equity to seek injunctive relief, general damages, special damages and punitive damages as may be appropriate.

c. If either party brings suit to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover its attorney's fees in addition to all other costs allowed by law.

d. This Agreement shall be binding upon the successors and assigns of each party and shall be effective as of the date first above written.

e. This Agreement contains the entire agreement among the parties hereto, and the terms of this Agreement are contractual and not mere recitals.

f. Following the date hereof, the parties shall take such action and execute and deliver such further documents as may be reasonably necessary or appropriate to effectuate the intention of this Agreement.

g. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same instrument. Facsimile signatures are permitted if immediately followed by original signature pages by mail.

h. It is understood between the parties that Company and Consultant are performing hereunder as independent and sovereign parties and that no other relationship including, but not limited to, joint venture or partnership, exists between them and the same are expressly disavowed and each party hereto is an independent entity separate and distinct from the other. In addition, both parties agree to comply with all applicable provisions of the Internal Revenue Code and any other applicable laws, rules and regulations relative to their respective performances hereunder. Neither party shall be liable to the other for paying withholding taxes or the payment of any other taxes imposed by any taxing authority.

i. Any notice, consent, approval, request, demand or other communication required or permitted hereunder must be in writing to be effective and shall be deemed delivered and received when: (a) Personally delivered or if delivered by facsimile, when electronic confirmation is actually received by the party to whom notice was sent, or (b) If delivered by mail whether actually received or not, at the close of business on the third (3rd) business day following a day when placed in the United States Mail, postage prepaid, certified or registered mail, return receipt requested, at the addresses set forth below (or to such other address as any party shall specify by written notice so given), and shall be deemed to have been delivered as of the date so personally delivered or mailed. For purpose of this Paragraph, The address of each respective party shall be as follows:

The address of Company shall be: 1901 Avenue of the Stars, Suite
1701, Los Angeles, CA 90067.

The address of Consultant shall be: 4001 S. Decatur Blvd., #37-560, Las Vegas, NV 89103.

j. The validity, performance and construction of this Agreement shall be governed by, and be interpreted in accordance with the laws of the State of Nevada. Clark County, Nevada shall be the only county which shall be a proper county with respect to any litigation involving this Agreement. Each party hereby waive their respective rights to have any court proceeding or any other litigation filed or tried in any county other than Clark County, Nevada.

k.  The Consultant and Company shall enter into a separate
Indemnification Agreement, which shall construed to be part of this Agreement and incorporated by reference.

l. This Agreement constitutes a final written expression of all the agreements between the parties, and is the complete and exclusive statement of those terms. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

IN WITNESS WHEREOF, the parties hereto affix their signatures below acknowledging the terms and conditions contained in this Agreement the date first written above.


For the Company:                       For the Consultant:

BLAGMAN MEDIA INTERNATIONAL INC.       CATALYST CAPITAL, LLC.
INNOVATION HOLDINGS INC.
/s/Robert Blagman  Date: May 21, 2003  /s/ LeAnna Sidhu Date: May 21, 2003
Robert Blagman, Chairman & CEO         LeAnna Sidhu, Co - Manager
                                       Federal Tax Id #: 88-0430440